SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




     Date of report (date of earliest event reported): August 21, 1996


                         Ambassadors International, Inc.
                     ---------------------------------------
                          (Exact Name of Registrant as
                            Specified in Its Charter)


                                    Delaware
                     ---------------------------------------
                          (State or Other Jurisdiction
                                of Incorporation)


             33-93586                                    91-1688605
     ------------------------                      ----------------------
     (Commission File Number)                         (I.R.S. Employer
                                                   Identification Number)


                          Dwight D. Eisenhower Building
                               110 S. Ferrall St.
                            Spokane, Washington 99202
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (509) 534-6200
                    ----------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                    ----------------------------------------
                         (Former Name or Former Address
                          if Changed Since Last Report)

     Item 5.  Other Events
     ---------------------

     On August 9, 1996, Jeffrey Thomas was elected as the President of Registrant's wholly owned subsidiary, Ambassador Programs, Inc.


     SIGNATURE
     ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                AMBASSADORS INTERNATIONAL, INC.
                                -------------------------------
                                Registrant


     Date: August 21, 1996      By: /s/ John A. Ueberroth
                                    ----------------------------
                                    John A. Ueberroth, President
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